                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00734

                             Van Kampen Harbor Fund
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/04

Item 1.  Reports to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Harbor Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2004.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 12/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Merrill Lynch All Convertibles Index and the Lipper Convertible Securities Fund Index from 12/31/94 through 12/31/04. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                                MERRILL LYNCH ALL          LIPPER CONVERTIBLE
                                                 VAN KAMPEN HARBOR FUND        CONVERTIBLES INDEX           SECURITIES INDEX
                                                 ----------------------        ------------------          ------------------
12/94                                                      9423                       10000                       10000
                                                           9912                       10669                       10571
                                                          10554                       11575                       11218
                                                          11172                       12299                       11817
12/95                                                     11540                       12470                       12108
                                                          11946                       13282                       12636
                                                          12244                       13624                       12967
                                                          12578                       13919                       13365
12/96                                                     12934                       14456                       13879
                                                          12845                       14504                       13950
                                                          14048                       15860                       15182
                                                          15392                       17446                       16594
12/97                                                     15121                       17284                       16225
                                                          16408                       18770                       17488
                                                          16043                       18628                       17150
                                                          13856                       16549                       15090
12/98                                                     16258                       18828                       16684
                                                          17147                       19856                       17009
                                                          18410                       21315                       18518
                                                          18373                       21049                       18022
12/99                                                     24389                       26275                       21404
                                                          27596                       28438                       23718
                                                          25537                       26635                       23130
                                                          27204                       26922                       23873
12/00                                                     23922                       23648                       22435
                                                          21293                       22227                       21107
                                                          21848                       23199                       21952
                                                          19714                       21120                       19618
12/01                                                     20482                       22596                       21376
                                                          19870                       22384                       21476
                                                          18781                       20680                       20113
                                                          17579                       18989                       18304
12/02                                                     18133                       20656                       19384
                                                          18298                       21292                       19625
                                                          19436                       23556                       21609
                                                          19940                       24210                       22162
12/03                                                     21898                       26263                       24305
                                                          22742                       27377                       25112
                                                          22729                       27221                       24961
                                                          22475                       26995                       24752
12/04                                                     24029                       28787                       26440

                                A SHARES               B SHARES               C SHARES
                             since 11/15/56         since 12/20/91         since 10/26/93
--------------------------------------------------------------------------------------------
                                        W/MAX                  W/MAX                  W/MAX
                                        5.75%                  5.00%                  1.00%
AVERAGE ANNUAL             W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS               CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since inception              9.53%       9.39%      8.64%       8.64%      7.43%       7.43%

10-year                      9.81        9.16       9.31        9.31       8.96        8.96

5-year                      -0.30       -1.47      -1.06       -1.29      -1.07       -1.07

1-year                       9.73        3.40       8.93        3.93       8.85        7.85
--------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and ten-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains.

Merrill Lynch All Convertibles Securities Index represents convertible securities. The Lipper Convertible Securities Fund Index represents the average performance of the 30 largest convertible securities mutual funds, as classified by Lipper, Inc. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004

Van Kampen Harbor Fund is managed by the Adviser's Equity Income team.(1) Current members include Ellen Gold, Executive Director of the Adviser, and David McLaughlin, Vice President of the Adviser.

MARKET CONDITIONS

The 12-month period was a challenging but ultimately rewarding one for many investors. The litany of obstacles in 2004 included a sharp spike in oil prices, rising interest rates, a falling dollar, the ongoing insurgency in Iraq and the uncertainty associated with the U.S. presidential election.

In March, the addition of more than 300,000 jobs removed the final impediment to Federal Reserve Board (the "Fed") interest rate increases and led to a sharp fall in bond prices. The Fed indeed raised short-term rates by a quarter point at its June meeting, while noting reassuringly that the pace of future tightening would be "measured." Following its spring decline, the bond market subsequently settled down as the U.S. economy hit a "soft patch" in the summer. With the Fed then widely viewed as even more inclined to take a measured approach to increasing rates, investors grew more optimistic and the bond market recovered from its mid-June lows. By year-end, following five quarter-point increases, the federal funds rate had been increased to 2.25 percent from 1 percent one year earlier. Yields and prices on 10-year bonds, however, ended the year about where they had started, resulting in positive returns for investors.

Equities performed well in 2004, as the market remained supported by solid fundamentals. The economy continued to grow at a steady pace, but, as noted, not so fast that the Fed felt the need to speed up its pace of rate increases. As a result, corporate earnings remained robust, finishing the year at a higher level than generally anticipated coming into 2004. Strong earnings, in turn, translated into rising dividend payouts and continued improvement in corporate balance sheets. These factors, taken together, helped the stock market climb the "wall of worry" to stay in positive territory. As the year drew to a close, a post-election rally helped the stock market post a double-digit gain for 2004.

In this environment, convertible issues, which share some of the characteristics of both equity and fixed-income securities, generally provided strong positive returns. This was driven mostly by the upward movement in equity prices over the year, as equity-sensitive convertibles benefited from appreciation in the underlying common stock.

(1)Team members may change at any time without notice.
 2

PERFORMANCE ANALYSIS

For the fiscal year ended December 31, 2004, the fund's total return was 9.73% (Class A shares, assuming no front-end sales charge was paid). The fund outperformed the 8.49% return of its benchmark, the Merrill Lynch All Convertibles Index, as well as the 8.78% return of the Lipper Convertible Securities Fund Index.

The fund is composed primarily of convertible issues, while also typically holding a modest common stock position. The fund's convertible holdings include a mix of issues with both equity and fixed-income characteristics. The fund's positive performance over the period was driven primarily by its exposure to the equity market.

The fund's sector weightings have generally been more or less in line with those for the overall convertible market. However, performance was aided by the fund's slightly overweight exposure to consumer, energy and industrial issues relative to the benchmark. All of these sectors were helped by an improving economic backdrop as well. The fund held a slightly underweighted position in financial issues, which also helped performance, as a rising interest rate environment served as a drag on this sector.

Among the leading positive contributors to the fund's performance was top ten holding Cummins Capital Trust. As a leading supplier to the trucking market, the company's earnings benefited from increased activity as a result of the strengthening economy. Providian Financial, another top ten holding, also contributed strongly to performance. A major issuer of credit cards, Providian benefited from continued strength in consumer spending, as well as the continued ability of consumers to pay their bills. Another fund holding, satellite radio company Sirius, experienced a sharp stock price increase thanks to a wave of new subscribers.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004

------------------------------------------------------------------------------------
                                    MERRILL LYNCH ALL     LIPPER CONVERTIBLE
      CLASS A   CLASS B   CLASS C   CONVERTIBLES INDEX   SECURITIES FUND INDEX

       9.73%     8.93%     8.85%          8.49%                  8.78%
------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION.

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance.

While the fund's performance was positive on both an absolute and relative basis, as always there were those holdings that detracted from returns for the period. One such holding was semiconductor chip maker LSI Logic. The company sells its chips to consumer electronics manufacturers such as Sony, and was hurt by weakness in the market for those products. Tower Automotive was another laggard. As a leading provider of components to the automobile manufacturing industry, the company suffered from a slow sales environment for new cars. After the close of the reporting period, the company's financial position took an even greater turn for the worse and we disposed of the position from the portfolio. Finally, the stock of Teva Pharmaceutical was adversely impacted over the period by a soft pricing environment for generic drugs.

The fund continues to hold a blend of bond-like and equity-sensitive securities, with the mix adjusted to reflect our view of economic and market conditions. In general, we continue to emphasize convertible issues where we believe the underlying common stock has the potential to benefit from a strengthening economy. Throughout the current recovery, the environment with respect to inflation and interest rates has been reasonably benign. Nonetheless, we will be closely monitoring the economy for any signs that rising inflation and interest rates are poised to drive a shift in market leadership from cyclicals to more growth-oriented issues. We believe the fund may continue to be appropriate for conservative investors seeking to maintain exposure to the upside of the stock market, with lower risk than through a pure equity vehicle.

There is no guarantee that any securities will continue to perform well or be held by the fund in the future.

TOP 10 HOLDINGS AS OF 12/31/04
Providian Financial Corp.                                          2.0%
Northrop Grumman Corp., Ser B                                      1.7
Coltec Capital Trust                                               1.5
Ford Motor Co. Capital Trust II                                    1.5
L-3 Communications Holdings, Inc.                                  1.4
Kerr-McGee Corp.                                                   1.4
Cummins Capital Trust I                                            1.3
Amgen, Inc.                                                        1.3
Reliant Resources, Inc.                                            1.3
American Express Co.                                               1.2
SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 12/31/2004
Semiconductors                                                     6.0%
Pharmaceuticals                                                    5.9
Aerospace & Defense                                                4.7
Biotechnology                                                      4.6
Broadcasting & Cable TV                                            4.2
Consumer Finance                                                   4.2
Automobile Manufacturers                                           2.8
Health Care Equipment                                              2.8
Electric                                                           2.7
Integrated Telecommunication Services                              2.7
Electronic Equipment Manufacturers                                 2.5
Entertainment                                                      2.3
Oil & Gas Exploration & Production                                 2.3
Communications Equipment                                           2.0
Diversified Manufacturing                                          2.0
Diversified Metals & Mining                                        2.0
Multi-Utilities & Unregulated Power                                1.9
Casinos & Gaming                                                   1.8
Electric Utilities                                                 1.7
Hotels                                                             1.7
Thrifts & Mortgage Finance                                         1.7
Advertising                                                        1.6
Health Care Facilities                                             1.6
Oil & Gas Equipment & Services                                     1.6
Wireless Telecommunication Services                                1.6
Construction & Farm Machinery                                      1.3
Life & Health Insurance                                            1.3
Semiconductor Equipment                                            1.3
Household Products                                                 1.2
Multi-line Insurance                                               1.2
Food Retail                                                        1.1
Internet Retail                                                    1.1
Apparel Retail                                                     1.0
Electronic Manufacturing Services                                  1.0
Office Electronics                                                 1.0
Oil Field Services                                                 1.0
Reinsurance                                                        0.9
Construction & Engineering                                         0.8
Consumer Electronics                                               0.8
Housewares & Specialties                                           0.8

                                              (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 12/31/2004
                                        (continued from previous page)
Investment Banking & Brokerage                                     0.8
Technology Distributors                                            0.8
Application Software                                               0.7
Data Processing & Outsourcing Services                             0.7
Food/Beverage                                                      0.7
Manufacturing                                                      0.7
Paper Products                                                     0.7
Broadcasting                                                       0.6
Health Care Supplies                                               0.6
Integrated Oil & Gas                                               0.6
Property & Casualty                                                0.6
Real Estate Management & Development                               0.6
Auto Parts & Equipment                                             0.5
Environmental Services                                             0.5
Movies & Entertainment                                             0.5
Packaging                                                          0.5
Transportation                                                     0.5
Computer Storage & Peripherals                                     0.4
Distillers & Vintners                                              0.4
Internet Software & Services                                       0.3
Other Diversified Financial Services                               0.2
Mining                                                             0.1
                                                                ------
Total Long-Term Investments                                       96.7%
Short-Term Investments                                             2.8
Other Assets in Excess of Liabilities                              0.5
                                                                ------
Total Net Assets                                                 100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You may obtain copies of a fund's fiscal quarter filings, by contacting Van Kampen Client Relations at 1-800-847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/04 - 12/31/04.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  7/1/04          12/31/04       7/1/04-12/31/04
Class A
  Actual.....................................    $1,000.00        $1,057.21           $5.38
  Hypothetical...............................     1,000.00         1,019.94            5.28
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,052.64            9.29
  Hypothetical...............................     1,000.00         1,016.04            9.12
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,052.89            9.29
  Hypothetical...............................     1,000.00         1,016.04            9.12
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, 1.80%, and 1.80% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

VAN KAMPEN HARBOR FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS  55.2%
          ADVERTISING  0.7%
$  670    Interpublic Group Cos., Inc., 144A--Private
          Placement (a)................................... 4.500%   03/15/23   $    881,050
 1,800    Lamar Advertising Co. .......................... 2.875    12/31/10      1,995,750
                                                                               ------------
                                                                                  2,876,800
                                                                               ------------
          APPAREL RETAIL  1.0%
 1,920    Charming Shoppes, Inc. ......................... 4.750    06/01/12      2,282,400
 1,800    Men's Wearhouse, Inc., 144A--Private Placement
          (a)............................................. 3.125    10/15/23      1,860,750
                                                                               ------------
                                                                                  4,143,150
                                                                               ------------
          APPLICATION SOFTWARE  0.7%
   780    Computer Associates International, Inc. ........ 1.625    12/15/09      1,291,875
 1,000    Computer Associates International, Inc., 144A--
          Private Placement (a)........................... 1.625    12/15/09      1,656,250
                                                                               ------------
                                                                                  2,948,125
                                                                               ------------
          AUTO PARTS & EQUIPMENT  0.5%
 3,000    Tower Automotive, Inc.,144A--
          Private Placement (a)........................... 5.750    05/15/24      2,092,500
                                                                               ------------

          BIOTECHNOLOGY  4.6%
 7,500    Amgen, Inc., LYON...............................   *      03/01/32      5,606,250
 3,000    deCODE genetics, Inc., 144A--
          Private Placement (a)........................... 3.500    04/15/11      2,756,250
   680    Icos Corp. ..................................... 2.000    07/01/23        583,950
 2,000    Icos Corp., 144A--Private Placement (a)......... 2.000    07/01/23      1,717,500
 1,800    Incyte Corp. ................................... 3.500    02/15/11      2,043,000
 3,000    Invitrogen Corp. ............................... 1.500    02/15/24      2,827,500
 2,400    MedImmune, Inc. ................................ 1.000    07/15/23      2,307,000
 2,450    MGI Pharma, Inc., 144A--Private Placement (a)... 1.682    03/02/24      2,027,375
                                                                               ------------
                                                                                 19,868,825
                                                                               ------------
          BROADCASTING  0.6%
 3,000    Citadel Broadcasting Co., 144A--Private
          Placement (a)................................... 1.875    02/15/11      2,726,250
                                                                               ------------

          BROADCASTING & CABLE TV  3.4%
 3,000    Charter Communications, Inc., 144A--Private
          Placement (a)................................... 5.875    11/16/09      3,393,750
    50    Comcast Corp. (Variable Rate Coupon)............ 0.500    10/15/29      2,224,500
 1,200    Liberty Media Corp. ............................ 0.750    03/30/23      1,450,500
 2,000    Liberty Media Corp. ............................ 3.250    03/15/31      1,972,500
 2,000    Liberty Media Corp., 144A--Private Placement
          (a)............................................. 0.750    03/30/23      2,417,500
   540    Sirius Satellite Radio, Inc. ................... 3.500    06/01/08      2,994,975
                                                                               ------------
                                                                                 14,453,725
                                                                               ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN HARBOR FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CASINOS & GAMING  1.8%
$5,400    International Game Technology...................   *      01/29/33   $  4,151,250
 3,300    Scientific Games Corp., 144A--Private Placement
          (a)............................................. 0.750%   12/01/24      3,452,625
                                                                               ------------
                                                                                  7,603,875
                                                                               ------------
          COMMUNICATIONS EQUIPMENT  1.1%
 2,250    Juniper Networks, Inc., 144A--Private Placement
          (a).............................................   *      06/15/08      3,366,562
 1,000    Lucent Technologies, Inc., Ser B................ 2.750    06/15/25      1,461,250
                                                                               ------------
                                                                                  4,827,812
                                                                               ------------
          COMPUTER STORAGE & PERIPHERALS  0.4%
 2,000    Electronics for Imaging, Inc., 144A--Private
          Placement (a)................................... 1.500    06/01/23      1,940,000
                                                                               ------------

          CONSTRUCTION & ENGINEERING  0.8%
 3,000    Fluor Corp. .................................... 1.500    02/15/24      3,435,000
                                                                               ------------

          CONSUMER ELECTRONICS  0.8%
 3,000    Best Buy, Inc. ................................. 2.250    01/15/22      3,266,250
                                                                               ------------

          CONSUMER FINANCE  3.2%
 4,800    American Express Co., 144A--
          Private Placement (a)........................... 1.850    12/01/33      5,238,000
 6,000    Providian Financial Corp. ...................... 4.000    05/15/08      8,422,500
                                                                               ------------
                                                                                 13,660,500
                                                                               ------------
          DATA PROCESSING & OUTSOURCING SERVICES  0.7%
 3,000    CSG Systems International, Inc., 144A--Private
          Placement (a)................................... 2.500    06/15/24      3,067,500
                                                                               ------------

          DIVERSIFIED METALS & MINING  0.5%
 1,500    Massey Energy Co., 144A--Private Placement
          (a)............................................. 2.250    04/01/24      1,970,625
                                                                               ------------

          ELECTRIC  2.7%
 3,000    Calpine Corp., 144A--Private Placement (a)...... 4.750    11/15/23      2,625,000
 1,620    CMS Energy Corp. ............................... 2.875    12/01/24      1,632,150
 2,000    Cymer, Inc., 144A--Private Placement (a)........ 3.500    02/15/09      2,000,000
 3,300    Reliant Resources, Inc., 144A--Private Placement
          (a)............................................. 5.000    08/15/10      5,436,750
                                                                               ------------
                                                                                 11,693,900
                                                                               ------------
          ELECTRONIC EQUIPMENT MANUFACTURERS  1.9%
 3,000    Agilent Technologies, Inc. ..................... 3.000    12/01/21      3,041,250
   436    Agilent Technologies, Inc., 144A--Private
          Placement (Variable Rate Coupon) (a)............ 3.000    12/01/21        441,995
 3,600    Eastman Kodak Co., 144A--Private Placement
          (a)............................................. 3.375    10/15/33      4,522,500
                                                                               ------------
                                                                                  8,005,745
                                                                               ------------

See Notes to Financial Statements                                             11

VAN KAMPEN HARBOR FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          ELECTRONIC MANUFACTURING SERVICES  0.4%
$2,100    Solectron Corp., 144A--Private Placement (a).... 0.500%   02/15/34   $  1,853,250
                                                                               ------------

          ENTERTAINMENT  0.8%
 3,000    Walt Disney Co. ................................ 2.125    04/15/23      3,352,500
                                                                               ------------

          ENVIRONMENTAL SERVICES  0.2%
 1,050    Allied Waste Industries, Inc. .................. 4.250    04/15/34        937,125
                                                                               ------------

          FOOD/BEVERAGE  0.7%
 4,000    General Mills, Inc., 144A--Private Placement
          (a).............................................   *      10/28/22      2,855,000
                                                                               ------------

          HEALTH CARE EQUIPMENT  1.7%
 2,400    Advanced Medical Optics, Inc., 144A--Private
          Placement (a)................................... 2.500    07/15/24      2,622,000
 1,800    Cytyc Corp. .................................... 2.250    03/15/24      2,182,500
 2,375    PSS World Medical, Inc., 144A--Private Placement
          (a)............................................. 2.250    03/15/24      2,470,000
                                                                               ------------
                                                                                  7,274,500
                                                                               ------------
          HEALTH CARE FACILITIES  1.6%
 2,000    Community Health Systems, Inc. ................. 4.250    10/15/08      2,087,500
 4,600    Lifepoint Hospital, Inc. ....................... 4.500    06/01/09      4,617,250
                                                                               ------------
                                                                                  6,704,750
                                                                               ------------
          HEALTH CARE SUPPLIES  0.6%
 2,400    Fisher Scientific International, Inc. .......... 3.250    03/01/24      2,703,000
                                                                               ------------

          HOTELS  0.9%
 3,300    Host Marriott LP, 144A--Private Placement (a)... 3.250    04/15/24      3,811,500
                                                                               ------------

          HOUSEHOLD PRODUCTS  1.2%
 4,000    Church & Dwight Co., Inc., 144A--Private
          Placement (a)................................... 5.250    08/15/33      5,235,000
                                                                               ------------

          INTEGRATED TELECOMMUNICATION SERVICES  1.8%
 3,500    Centurytel, Inc., Ser K......................... 4.750    08/01/32      3,928,750
 2,000    Comverse Technology, Inc., 144A--Private
          Placement (a)...................................   *      05/15/23      2,950,000
   900    Finisar Corp., 144A--Private Placement (a)...... 2.500    10/15/10        866,250
                                                                               ------------
                                                                                  7,745,000
                                                                               ------------
          INTERNET RETAIL  1.1%
 4,840    Amazon.com, Inc. ............................... 4.750    02/01/09      4,870,250
                                                                               ------------

          INTERNET SOFTWARE & SERVICES  0.3%
 1,500    Safeguard Scientifics, Inc.,144A--Private
          Placement (a)................................... 2.625    03/15/24      1,111,875
                                                                               ------------

 12                                            See Notes to Financial Statements

VAN KAMPEN HARBOR FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MANUFACTURING  0.7%
$  900    Actuant Corp. .................................. 2.000%   11/15/23   $  1,315,125
 1,200    Actuant Corp., 144A--Private Placement (a)...... 2.000    11/15/23      1,753,500
                                                                               ------------
                                                                                  3,068,625
                                                                               ------------
          OIL & GAS EQUIPMENT & SERVICES  1.6%
 2,100    Cooper Cameron Corp., 144A--Private Placement
          (a)............................................. 1.500    05/15/24      2,223,375
 3,900    Halliburton Co. ................................ 3.125    07/15/23      4,816,500
                                                                               ------------
                                                                                  7,039,875
                                                                               ------------
          OIL & GAS EXPLORATION & PRODUCTION  1.5%
 5,470    Kerr-McGee Corp. ............................... 5.250    02/15/10      5,818,713
   600    McMoRan Exploration Co., 144A--Private Placement
          (a)............................................. 5.250    10/06/11        851,250
                                                                               ------------
                                                                                  6,669,963
                                                                               ------------
          PACKAGING  0.5%
 2,000    Sealed Air Corp., 144A--Private Placement (a)... 3.000    06/30/33      2,070,000
                                                                               ------------

          PHARMACEUTICALS  4.8%
   600    Abgenix, Inc., 144A--Private Placement (a)...... 1.750    12/15/11        651,750
 1,180    Corixa Corp., 144A--Private Placement (a)....... 4.250    07/01/08        973,500
 2,400    CV Therapeutics, Inc. .......................... 2.000    05/16/23      2,052,000
 3,000    IVAX Corp. ..................................... 4.500    05/15/08      3,015,000
 1,800    NPS Pharmaceuticals, Inc. ...................... 3.000    06/15/08      1,676,250
 1,500    Par Pharmaceutical Cos., Inc. .................. 2.875    09/30/10      1,395,000
 5,000    Teva Pharmaceutical Industries, Ltd., Ser B..... 0.250    02/01/24      5,100,000
 1,120    Watson Pharmaceuticals, Inc., 144A--Private
          Placement (a)................................... 1.750    03/15/23      1,159,200
 4,500    Wyeth, 144A--Private Placement (Variable Rate
          Coupon) (a)..................................... 1.360    01/15/24      4,635,045
                                                                               ------------
                                                                                 20,657,745
                                                                               ------------
          SEMICONDUCTOR EQUIPMENT  1.3%
 2,700    Teradyne, Inc. ................................. 3.750    10/15/06      2,737,125
 3,000    Veeco Instruments, Inc. ........................ 4.125    12/21/08      2,977,500
                                                                               ------------
                                                                                  5,714,625
                                                                               ------------
          SEMICONDUCTORS  6.0%
 3,100    Advanced Micro Devices, Inc. ................... 4.750    02/01/22      3,576,625
 6,800    Atmel Corp. ....................................   *      05/23/21      3,145,000
   900    Cypress Semiconductor Corp., 144A--Private
          Placement (a)................................... 1.250    06/15/08        955,125
 4,900    Fairchild Semiconductor Corp. .................. 5.000    11/01/08      4,967,375
 3,600    LSI Logic Corp., 144A--Private Placement (a).... 4.000    05/15/10      3,397,500
 1,200    Pixelworks, Inc., 144A--Private Placement (a)... 1.750    05/15/24      1,036,500
 2,100    TranSwitch Corp. ............................... 5.450    09/30/07      1,876,875

See Notes to Financial Statements                                             13

VAN KAMPEN HARBOR FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          SEMICONDUCTORS (CONTINUED)
$5,120    TriQuint Semiconductor, Inc. ................... 4.000%   03/01/07   $  4,979,200
 1,500    Vitesse Semiconductor Corp., 144A--Private
          Placement (a)................................... 1.500    10/01/24      1,755,000
                                                                               ------------
                                                                                 25,689,200
                                                                               ------------
          TRANSPORTATION  0.5%
 4,200    Roper Industries, Inc. ......................... 1.481    01/15/34      2,010,750
                                                                               ------------

          WIRELESS TELECOMMUNICATION SERVICES  1.6%
 3,540    Nextel Communications........................... 5.250    01/15/10      3,641,775
 2,850    NII Holdings, Inc., 144A--Private Placement
          (a)............................................. 2.875    02/01/34      3,298,875
                                                                               ------------
                                                                                  6,940,650
                                                                               ------------

          TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  55.2%...........    236,895,765
                                                                               ------------

          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS  7.9%
   600    Apex Silver Mines Ltd., 144A--Private Placement
          (Cayman Islands) (a)............................ 4.000    09/15/24        578,250
 4,500    Celestica, Inc., LYON (Canada)..................   *      08/01/20      2,508,750
 3,000    Fairmont Hotels & Resorts, Inc., 144A--Private
          Placement (Canada) (a).......................... 3.750    12/01/23      3,397,500
 1,800    Flextronics International Ltd. (Singapore)...... 1.000    08/01/10      2,074,500
 1,800    Lions Gate Entertainment Corp., 144A--Private
          Placement (Canada) (a).......................... 2.938    10/15/24      2,142,000
 3,900    Nortel Networks Corp. (Canada).................. 4.250    09/01/08      3,812,250
 7,500    Royal Caribbean Cruises, Ltd., LYON (Liberia)...   *      02/02/21      4,828,125
 3,990    Schlumberger Ltd., Ser A (Netherlands
          Antilles)....................................... 1.500    06/01/23      4,389,000
 1,200    Shanda Interactive Entertainment Ltd., 144A--
          Private Placement (Cayman Islands) (a)..........   *      10/15/14      1,519,500
 2,200    Tyco International Group SA, Ser A,
          144A--Private Placement (Luxembourg) (a)........ 2.750    01/15/18      3,498,000
 3,000    Tyco International Group SA, Ser B,
          144A--Private Placement (Luxembourg) (a)........ 3.125    01/15/23      5,055,000
                                                                               ------------

          TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS...................     33,802,875
                                                                               ------------

DESCRIPTION                                                    SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS  3.8%
AEROSPACE & DEFENSE  1.4%
L-3 Communications Holdings, Inc............................   80,836    $  5,920,428
                                                                         ------------

BROADCASTING & CABLE TV  0.3%
EchoStar Communications Corp., Class A......................   40,000       1,329,600
                                                                         ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN HARBOR FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

DESCRIPTION                                                    SHARES       VALUE
-------------------------------------------------------------------------------------
ELECTRONIC MANUFACTURING SERVICES  0.1%
Solectron Corp. (b).........................................  104,739    $    558,259
                                                                         ------------

LIFE & HEALTH INSURANCE  0.9%
Prudential Financial, Inc...................................   70,854       3,894,136
                                                                         ------------

MULTI-UTILITIES & UNREGULATED POWER  0.3%
Williams Cos., Inc..........................................   84,500       1,376,505
                                                                         ------------

OIL & GAS EXPLORATION & PRODUCTION  0.8%
Devon Energy Corp...........................................   84,746       3,298,314
                                                                         ------------

TOTAL COMMON STOCKS 3.8%..............................................     16,377,242
                                                                         ------------

CONVERTIBLE PREFERRED STOCKS  29.8%
ADVERTISING  0.9%
Interpublic Group Cos., Inc., Ser A, 5.375%.................   82,000       4,018,000
                                                                         ------------

AEROSPACE & DEFENSE  3.3%
Coltec Capital Trust, 5.250%, TIDES.........................  138,500       6,613,375
Northrop Grumman Corp., Ser B, 7.000%.......................   56,000       7,392,560
                                                                         ------------
                                                                           14,005,935
                                                                         ------------
AUTOMOBILE MANUFACTURERS  2.8%
Ford Motor Co. Capital Trust II, 6.500%.....................  125,000       6,598,750
General Motors Corp., Ser B, 5.250%.........................  124,500       2,872,215
General Motors Corp., Ser C, 6.250%.........................  100,000       2,666,000
                                                                         ------------
                                                                           12,136,965
                                                                         ------------
BROADCASTING & CABLE TV  0.5%
Sinclair Broadcast Group, Ser D, 6.000%.....................   50,000       2,174,500
                                                                         ------------

CONSTRUCTION & FARM MACHINERY  1.3%
Cummins Capital Trust I, 7.000%, QUIPS......................   61,300       5,616,613
                                                                         ------------

CONSUMER FINANCE  1.0%
Capital One Financial Corp., 6.250%, DECS...................   80,000       4,515,200
                                                                         ------------

DISTILLERS & VINTNERS  0.4%
Constellation Brands, Inc., 5.750%..........................   44,000       1,655,280
                                                                         ------------

DIVERSIFIED METALS & MINING  1.5%
Arch Coal, Inc., 5.000%.....................................   42,000       3,795,750
Freeport-McMoRan Copper & Gold, Inc., 5.500%................   27,000       2,646,000
                                                                         ------------
                                                                            6,441,750
                                                                         ------------
ELECTRIC UTILITIES  1.7%
American Electric Power, Inc., 9.250%.......................   52,000       2,477,800
DTE Energy Co., 8.750%......................................   50,000       1,303,500
FPL Group, Inc., 8.500%.....................................   55,000       3,383,050
                                                                         ------------
                                                                            7,164,350
                                                                         ------------

See Notes to Financial Statements                                             15

VAN KAMPEN HARBOR FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

DESCRIPTION                                                    SHARES       VALUE
-------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES  0.3%
Allied Waste Industries, Inc., Ser C, 6.250%................   25,000    $  1,317,750
                                                                         ------------

FOOD RETAIL  1.1%
Albertsons, Inc., 7.250%....................................  180,000       4,572,000
                                                                         ------------

HEALTH CARE EQUIPMENT  1.1%
Baxter International, Inc., 7.000%..........................   85,000       4,799,100
                                                                         ------------

HOUSEWARES & SPECIALTIES  0.8%
Newell Financial Trust I, 5.250%, QUIPS.....................   70,000       3,298,750
                                                                         ------------

INTEGRATED OIL & GAS  0.6%
Amerada Hess Corp., 7.000%, ACES............................   32,800       2,425,560
                                                                         ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.9%
Alltel Corp., 7.750%........................................   70,600       3,734,034
                                                                         ------------

INVESTMENT BANKING & BROKERAGE  0.8%
Lehman Brothers Holdings, Inc., 6.250%, PIES................  120,000       3,240,000
                                                                         ------------

LIFE & HEALTH INSURANCE  0.4%
Conseco, Inc., Ser B, 5.500%................................   72,000       1,926,000
                                                                         ------------

MULTI-LINE INSURANCE  1.2%
Genworth Financial, Inc., 6.000%............................   59,000       1,912,190
Hartford Financial Services Group, Inc., 6.000%.............   50,000       3,239,000
                                                                         ------------
                                                                            5,151,190
                                                                         ------------
MULTI-UTILITIES & UNREGULATED POWER  1.6%
Aquila, Inc., 6.750%, PIES..................................   60,000       2,079,000
Williams Cos, Inc., 5.500%, 144A--Private Placement (a).....   55,100       4,628,400
                                                                         ------------
                                                                            6,707,400
                                                                         ------------
OFFICE ELECTRONICS  1.0%
Xerox Corp., Ser C, 6.250%..................................   30,000       4,434,300
                                                                         ------------

OTHER DIVERSIFIED FINANCIAL SERVICES  0.2%
Citizens Utilities Trust, 5.000%............................   13,250         801,625
                                                                         ------------

PAPER PRODUCTS  0.7%
International Paper Capital Trust, 5.250%...................   60,000       3,037,500
                                                                         ------------

PHARMACEUTICALS  1.1%
Schering-Plough Corp., 6.000%...............................   79,000       4,611,625
                                                                         ------------

PROPERTY & CASUALTY  0.6%
XL Capital, Ltd., 6.500% (Cayman Islands)...................  105,000       2,672,250
                                                                         ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN HARBOR FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

DESCRIPTION                                                    SHARES       VALUE
-------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT  0.6%
Simon Property Group, Inc., 6.000%..........................   42,000    $  2,487,240
                                                                         ------------

REINSURANCE  0.9%
Platinum Underwriter Holdings, Ltd., 7.000% (Bermuda).......  132,250       3,997,256
                                                                         ------------

TECHNOLOGY DISTRIBUTORS  0.8%
Agilysys, Inc., 6.750%......................................   60,000       3,367,500
                                                                         ------------

THRIFTS & MORTGAGE FINANCE  1.7%
Fannie Mae, 5.375%..........................................       36       3,816,000
Sovereign Capital Trust IV, 4.375%..........................   72,000       3,528,000
                                                                         ------------
                                                                            7,344,000
                                                                         ------------

TOTAL CONVERTIBLE PREFERRED STOCKS  29.8%.............................    127,653,673
                                                                         ------------

TOTAL LONG-TERM INVESTMENTS  96.7%
    (Cost $374,272,312)...............................................    414,729,555

REPURCHASE AGREEMENT  2.8%
Bank of America Securities LLC ($12,196,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 2.00%, dated 12/31/04, to be sold on 01/03/05 at $12,198,033)
  (Cost $12,196,000).........................................................     12,196,000
                                                                                ------------

TOTAL INVESTMENTS  99.5%
  (Cost $386,468,312)........................................................    426,925,555
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%..................................      2,181,330
                                                                                ------------

NET ASSETS  100.0%...........................................................   $429,106,885
                                                                                ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

ACES--Automatically Convertible Equity Securities

DECS--Debt Exchange for Common Stock

LYON--Liquid Yield Option Note

PIES--Premium Income Equity Securities

QUIPS--Quarterly Income Preferred Securities

TIDES--Term Income Deferrable Equity Securities

See Notes to Financial Statements                                             17

VAN KAMPEN HARBOR FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Total Investments (Cost $386,468,312).......................  $426,925,555
Cash........................................................        52,754
Receivables:
  Interest..................................................     1,760,509
  Fund Shares Sold..........................................       961,713
  Dividends.................................................       427,027
Other.......................................................       136,413
                                                              ------------
    Total Assets............................................   430,263,971
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       361,387
  Distributor and Affiliates................................       260,512
  Investment Advisory Fee...................................       194,992
Trustees' Deferred Compensation and Retirement Plans........       205,452
Accrued Expenses............................................       134,743
                                                              ------------
    Total Liabilities.......................................     1,157,086
                                                              ------------
NET ASSETS..................................................  $429,106,885
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $431,999,258
Net Unrealized Appreciation.................................    40,457,243
Accumulated Undistributed Net Investment Income.............     6,500,529
Accumulated Net Realized Loss...............................   (49,850,145)
                                                              ------------
NET ASSETS..................................................  $429,106,885
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $367,243,309 and 24,597,810 shares of
    beneficial interest issued and outstanding).............  $      14.93
    Maximum sales charge (5.75%* of offering price).........           .91
                                                              ------------
    Maximum offering price to public........................  $      15.84
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $47,400,010 and 3,181,405 shares of
    beneficial interest issued and outstanding).............  $      14.90
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,463,566 and 962,693 shares of
    beneficial interest issued and outstanding).............  $      15.02
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN HARBOR FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest....................................................  $ 7,621,329
Dividends (Net of foreign withholding taxes of $14,294).....    7,984,864
Other.......................................................       11,700
                                                              -----------
    Total Income............................................   15,617,893
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,334,764
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $884,215, $507,441 and $145,958,
  respectively).............................................    1,537,614
Shareholder Services........................................      686,912
Custody.....................................................       63,869
Trustees' Fees and Related Expenses.........................       32,979
Legal.......................................................       29,626
Other.......................................................      284,565
                                                              -----------
    Total Expenses..........................................    4,970,329
    Less Credits Earned on Cash Balances....................       12,521
                                                              -----------
    Net Expenses............................................    4,957,808
                                                              -----------
NET INVESTMENT INCOME.......................................  $10,660,085
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $36,203,732
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   48,136,126
  End of the Period.........................................   40,457,243
                                                              -----------
Net Unrealized Depreciation During the Period...............   (7,678,883)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $28,524,849
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $39,184,934
                                                              ===========

See Notes to Financial Statements                                             19

VAN KAMPEN HARBOR FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                             FOR THE             FOR THE
                                                           YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31, 2004   DECEMBER 31, 2003
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 10,660,085        $ 12,600,836
Net Realized Gain.....................................      36,203,732          12,291,272
Net Unrealized Appreciation/Depreciation During the
  Period..............................................      (7,678,883)         54,247,357
                                                          ------------        ------------
Change in Net Assets from Operations..................      39,184,934          79,139,465
                                                          ------------        ------------

Distributions from Net Investment Income:
  Class A Shares......................................     (11,183,775)        (12,123,941)
  Class B Shares......................................      (1,164,987)         (1,286,179)
  Class C Shares......................................        (331,416)           (332,218)
                                                          ------------        ------------
Total Distributions...................................     (12,680,178)        (13,742,338)
                                                          ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      26,504,756          65,397,127
                                                          ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................      22,315,400          28,170,125
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................      10,374,550          11,092,724
Cost of Shares Repurchased............................     (73,977,521)        (75,722,513)
                                                          ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     (41,287,571)        (36,459,664)
                                                          ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................     (14,782,815)         28,937,463
NET ASSETS:
Beginning of the Period...............................     443,889,700         414,952,237
                                                          ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $6,500,529 and $2,968,381,
  respectively).......................................    $429,106,885        $443,889,700
                                                          ============        ============

 20                                            See Notes to Financial Statements

VAN KAMPEN HARBOR FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        Year Ended December 31,
Class A Shares                               ---------------------------------------------
                                              2004     2003     2002     2001 (a)    2000
                                             ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $14.03   $12.02   $ 14.06   $ 17.55    $20.35
                                             ------   ------   -------   -------    ------
  Net Investment Income....................     .38      .41       .40       .44       .42
  Net Realized and Unrealized Gain/Loss....     .96     2.04     (2.00)    (2.95)     (.78)
                                             ------   ------   -------   -------    ------
Total from Investment Operations...........    1.34     2.45     (1.60)    (2.51)     (.36)
                                             ------   ------   -------   -------    ------
Less:
  Distributions from Net Investment
    Income.................................     .44      .44       .44       .41       .39
  Distributions from Net Realized Gain.....     -0-      -0-       -0-       .57      2.05
                                             ------   ------   -------   -------    ------
Total Distributions........................     .44      .44       .44       .98      2.44
                                             ------   ------   -------   -------    ------
NET ASSET VALUE, END OF THE PERIOD.........  $14.93   $14.03   $ 12.02   $ 14.06    $17.55
                                             ======   ======   =======   =======    ======

Total Return (b)...........................   9.73%   20.76%   -11.47%   -14.38%    -1.92%
Net Assets at End of the Period
  (In millions)............................  $367.2   $375.7   $ 349.8   $ 457.4    $592.2
Ratio of Expenses to Average Net Assets....   1.04%    1.04%     1.02%      .99%     1.02%
Ratio of Net Investment Income to Average
  Net Assets...............................   2.58%    3.13%     3.03%     2.89%     2.30%
Portfolio Turnover.........................     74%     127%       97%      115%      116%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets by .04%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             21

VAN KAMPEN HARBOR FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        Year Ended December 31,
Class B Shares                               ---------------------------------------------
                                              2004     2003     2002     2001 (a)    2000
                                             ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $14.00   $11.98   $ 13.99   $ 17.45    $20.24
                                             ------   ------   -------   -------    ------
  Net Investment Income....................     .29      .32       .31       .33       .25
  Net Realized and Unrealized Gain/Loss....     .94     2.02     (2.00)    (2.94)     (.77)
                                             ------   ------   -------   -------    ------
Total from Investment Operations...........    1.23     2.34     (1.69)    (2.61)     (.52)
                                             ------   ------   -------   -------    ------
Less:
  Distributions from Net Investment
    Income.................................     .33      .32       .32       .28       .22
  Distributions from Net Realized Gain.....     -0-      -0-       -0-       .57      2.05
                                             ------   ------   -------   -------    ------
Total Distributions........................     .33      .32       .32       .85      2.27
                                             ------   ------   -------   -------    ------
NET ASSET VALUE, END OF THE PERIOD.........  $14.90   $14.00   $ 11.98   $ 13.99    $17.45
                                             ======   ======   =======   =======    ======

Total Return (b)...........................   8.93%   19.83%   -12.14%   -15.06%    -2.66%
Net Assets at End of the Period
  (In millions)............................  $ 47.4   $ 53.5   $  52.2   $  74.9    $ 98.6
Ratio of Expenses to Average Net Assets....   1.80%    1.81%     1.78%     1.75%     1.88%
Ratio of Net Investment Income to Average
  Net Assets...............................   1.82%    2.36%     2.27%     2.12%     1.49%
Portfolio Turnover.........................     74%     127%       97%      115%      116%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets by .05%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 22                                            See Notes to Financial Statements

VAN KAMPEN HARBOR FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED DECEMBER 31,
CLASS C SHARES                               ---------------------------------------------
                                              2004     2003     2002     2001 (a)    2000
                                             ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $14.12   $12.08   $ 14.10   $ 17.58    $20.38
                                             ------   ------   -------   -------    ------
  Net Investment Income....................     .28      .31       .30       .32       .23
  Net Realized and Unrealized Gain/Loss....     .95     2.05     (2.00)    (2.95)     (.76)
                                             ------   ------   -------   -------    ------
Total from Investment Operations...........    1.23     2.36     (1.70)    (2.63)     (.53)
                                             ------   ------   -------   -------    ------
Less:
  Distributions from Net Investment
    Income.................................     .33      .32       .32       .28       .22
  Distributions from Net Realized Gain.....     -0-      -0-       -0-       .57      2.05
                                             ------   ------   -------   -------    ------
Total Distributions........................     .33      .32       .32       .85      2.27
                                             ------   ------   -------   -------    ------
NET ASSET VALUE, END OF THE PERIOD.........  $15.02   $14.12   $ 12.08   $ 14.10    $17.58
                                             ======   ======   =======   =======    ======

Total Return (b)...........................   8.85%   19.83%   -12.11%   -15.06%    -2.69%
Net Assets at End of the Period
  (In millions)............................  $ 14.5   $ 14.7   $  12.9   $  16.9    $ 20.5
Ratio of Expenses to Average Net Assets....   1.80%    1.81%     1.78%     1.75%     1.87%
Ratio of Net Investment Income to Average
  Net Assets...............................   1.82%    2.36%     2.27%     2.12%     1.54%
Portfolio Turnover.........................     74%     127%       97%      115%      116%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets by .05%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             23

VAN KAMPEN HARBOR FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Harbor Fund (the "Fund") is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide current income, capital appreciation, and conservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and October 26, 1993, respectively. The Fund registered Class I shares on November 30, 2004. There were no sales of Class I Shares for the period ended December 31, 2004.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the bid and asked prices. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are

VAN KAMPEN HARBOR FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $49,850,144 which will expire on December 31, 2010.

    At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $389,411,045
                                                              ============
Gross tax unrealized appreciation...........................  $ 45,506,338
Gross tax unrealized depreciation...........................    (7,991,828)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 37,514,510
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
  Distributions paid from:
    Ordinary income.........................................  $12,680,178    $13,742,319
    Long-term capital gain..................................          -0-            -0-
                                                              -----------    -----------
                                                              $12,680,178    $13,742,319
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on Statement of Assets and Liabilities. A permanent difference relating to the Fund's investment in other regulated investment companies totaling $2,759 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent difference relating to book to tax amortization differences totaling $5,347,007 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent difference relating to gains recognized for tax, not book totaling $2,195,094 was reclassified from accumulated net realized loss to capital. Book and tax differences of $207,993 relating to gain recognized on exchange offers

VAN KAMPEN HARBOR FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

was reclassified from accumulated net realized loss to accumulated undistributed net investment income.

    As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $9,621,748

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to book to tax amortization differences.

F. EXPENSE REDUCTIONS During the year ended December 31, 2004, the Fund's custody fee was reduced by $12,521 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $350 million..........................................     .55%
Next $350 million...........................................     .50%
Next $350 million...........................................     .45%
Over $1.05 billion..........................................     .40%

    For the year ended December 31, 2004, the Fund recognized expenses of approximately $29,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2004, the Fund recognized expenses of approximately $29,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2004, the Fund recognized expenses of approximately $528,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $100,303 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting

VAN KAMPEN HARBOR FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2004, capital aggregated $346,227,959, $66,020,250, and
$19,751,049 for Classes A, B, and C, respectively. For the year ended December 31, 2004, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   1,057,695    $ 15,191,109
  Class B...................................................     270,385       3,847,722
  Class C...................................................     228,050       3,276,569
                                                              ----------    ------------
Total Sales.................................................   1,556,130    $ 22,315,400
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     634,470    $  9,054,008
  Class B...................................................      72,814       1,037,470
  Class C...................................................      19,705         283,072
                                                              ----------    ------------
Total Dividend Reinvestment.................................     726,989    $ 10,374,550
                                                              ==========    ============
Repurchases:
  Class A...................................................  (3,877,341)   $(55,309,541)
  Class B...................................................    (982,454)    (13,990,934)
  Class C...................................................    (325,571)     (4,677,046)
                                                              ----------    ------------
Total Repurchases...........................................  (5,185,366)   $(73,977,521)
                                                              ==========    ============

VAN KAMPEN HARBOR FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

    At December 31, 2003, capital aggregated $379,171,014, $75,368,467, and
$20,942,442 for Classes A, B, and C, respectively. For the year ended December 31, 2003, transactions were as follows:

                                                                SHARES         VALUE
Sales:
  Class A...................................................   1,624,746    $ 20,408,308
  Class B...................................................     411,260       5,173,608
  Class C...................................................     203,636       2,588,209
                                                              ----------    ------------
Total Sales.................................................   2,239,642    $ 28,170,125
                                                              ==========    ============
Dividend Reinvestment:
  Class A...................................................     751,978    $  9,670,160
  Class B...................................................      88,362       1,133,973
  Class C...................................................      22,286         288,591
                                                              ----------    ------------
Total Dividend Reinvestment.................................     862,626    $ 11,092,724
                                                              ==========    ============
Repurchases:
  Class A...................................................  (4,699,923)   $(59,472,250)
  Class B...................................................  (1,039,067)    (13,070,520)
  Class C...................................................    (251,288)     (3,179,743)
                                                              ----------    ------------
Total Repurchases...........................................  (5,990,278)   $(75,722,513)
                                                              ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2004 and 2003, 184,166 and 77,652 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2004 and 2003, 224,663 and 360 Class C Shares automatically converted to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most

VAN KAMPEN HARBOR FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%              None
Third.......................................................   3.00%              None
Fourth......................................................   2.50%              None
Fifth.......................................................   1.50%              None
Sixth and Thereafter........................................   None               None

    For the year ended December 31, 2004, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $35,900 and CDSC on redeemed shares of approximately $108,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $306,756,911 and $358,991,106, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,014,200 and $209,300 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended December 31, 2004 are payments retained by Van Kampen of approximately $481,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $47,300.

VAN KAMPEN HARBOR FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative compliant that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, the parties have agreed that plaintiff's proposed second amended derivative complaint would be withdrawn and that the allegations regarding market timing and late trading asserted therein would be filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN HARBOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Harbor Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Harbor Fund (the "Fund"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Harbor Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
February 4, 2005

VAN KAMPEN HARBOR FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2004. For corporate shareholders, 21% of the distributions qualify for the dividend received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum of $12,680,178 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN HARBOR FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             83       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         81       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN HARBOR FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      83       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN HARBOR FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            81       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      81       Trustee/Director/Managing
1744 R Street, NW                          since 1995  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       83       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN HARBOR FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            81       Trustee/Director/Managing
423 Country Club Drive                     since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         83       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           81       Trustee/Director/Managing
(63)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN HARBOR FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            81       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    1999;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN HARBOR FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           83       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        83       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN HARBOR FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Secretary            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                   and the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex as of August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeitus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

James W. Garrett (36)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2005  Chief Financial Officer and Treasurer of the Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

VAN KAMPEN HARBOR FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Ronald E. Robison (66)        Executive Vice           Officer     Principal Executive Officer of funds in the Fund Complex
1221 Avenue of the Americas   President and            since 2003  since May 2003. Chief Executive Officer and Chairman of
New York, NY 10020            Principal Executive                  Investor Services. Executive Vice President and Principal
                              Officer                              Executive Officer of funds in the Fund Complex. Managing
                                                                   Director of Morgan Stanley. Chief Administrative Officer,
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc., Morgan Stanley Services Company Inc. and
                                                                   Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds; Director of Morgan Stanley SICAV; previously
                                                                   Chief Global Operations Officer and Managing Director of
                                                                   Morgan Stanley Investment Management Inc.

John L. Sullivan (49)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                         Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior
                                                                   August 2004, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management. Prior
                                                                   to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 11, 111, 211
HAR ANR 3/05 RNO5-00164P-Y12/04
                                                   (VAN KAMPEN INVESTMENTS LOGO)

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period. Exhibit B was then amended again in February 2005. Both editions of Exhibit B are attached.

(d)      Not applicable.

(e)      Not applicable.

(f)

         (1)      The Fund's Code of Ethics is attached hereto as Exhibit 11A.
         (2)      Not applicable.
         (3)      Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

           2004
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES.....................               $29,500               N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES...               $0                    $115,000(2)
                        TAX FEES.............               $2,000(3)             $100,829(4)
                        ALL OTHER FEES.......               $0                    $60,985(5)
              TOTAL NON-AUDIT FEES...........               $2,000                $276,814

              TOTAL..........................               $31,500               $276,814


           2003
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES.....................               $25,630               N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES...               $0                    $93,000(2)
                        TAX FEES.............               $1,370(3)             $163,414(4)
                        ALL OTHER FEES.......               $0                    $341,775(6)
              TOTAL NON-AUDIT FEES...........               $1,370                $598,189

              TOTAL..........................               $27,000               $598,189

              N/A- Not applicable, as not required by Item 4.

              (1) Covered Entities include the Adviser (excluding sub-advisors)
                  and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

              (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

              (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

              (4) Tax Fees represent tax advice services provided to Covered
                  Entities, including research and identification of PFIC entities.

              (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

              (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

               AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

         The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

--------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.
(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2.       DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the Audit services in Appendix
B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).


6.       ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).


8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:


         -  Van Kampen Investments Inc.
         -  Van Kampen Asset Management
         -  Van Kampen Advisors Inc.
         -  Van Kampen Funds Inc.
         -  Van Kampen Investor Services Inc.
         -  Morgan Stanley Investment Management Inc.
         -  Morgan Stanley Trust Company
         -  Morgan Stanley Investment Management Ltd.
         -  Morgan Stanley Investment Management Company
         -  Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f)     Not applicable.

(g)     See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Craig Kennedy, Jerry Choate, Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Harbor Fund

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 17, 2005

By:  /s/ James W. Garrett
     --------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: February 17, 2005